UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                NOVEMBER 17, 2004
                        (Date of earliest event reported)

                          ----------------------------


                                ADAL GROUP, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)

                   1-9431                               94-3012230
          (Commission File Number)         (IRS Employer Identification No.)

                                BILLHURST STUDIO
                              LINGFIELD COMMON ROAD
                            LINGFIELD SURREY RH7 6B7
                                       UK
              (Address of Principal Executive Offices and zip code)

                                 441-342-833855
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 8.01.  OTHER EVENTS

            The Registrant disclosed in its Current Report on Form 8-K filed on October 28, 2004 (the "8-K") that, effective as of the closing of the transactions contemplated by that certain Share Exchange Agreement, the new board of directors of the Registrant would consist of Nicholas A. Shrager, Charles K. Howe, and David W. Beale and that the two remaining vacancies on the board would be filled within thirty (30) days. Today the Registrant was advised that David W. Beale was erroneously listed in the 8-K as having been appointed to the Board of Directors. David W. Beale is not currently a director of the Registrant, however, the Registrant and Mr. Beale are currently in discussions concerning Mr. Beale's appointment to the Board. It is the Registrant's understanding that Mr. Beale is interested in becoming a member of the Board and will accept an offer subject to the Registrant obtaining D&O Insurance satisfactory to Mr. Beale. The Registrant expects to have the three (3) vacancies on its Board filled by December 15, 2004, and will file a Current Report on 8-K under Item 5.02 in connection with the appointment of these new directors once their appointments become effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ADAL GROUP, INC.


Date:  November 17, 2004        By: /s/ Nicholas A. Shrager
                                    --------------------------------------------
                                    Name:  Nicholas A. Shrager
                                    Title: Chief Executive Officer and President